UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2013 (July 31, 2013)

Mabwe Minerals Inc.

(Exact name of registrant as specified in its charter)

Wyoming	0-53585	36-4739442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Howe Lane Freehold, NJ		07728
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 252-5146

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2013, the registrant, Mabwe Minerals Inc. (“Mabwe Minerals”), entered into a Master Distributor Agreement with Steinbock Minerals Ltd. and its affiliate Yasheya Ltd. to market, sell, distribute, ship and deliver Mabwe Minerals’ Dodge Mine barite to their customers. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2013	Mabwe Minerals Inc.

	By:	/s/ Al Pietrangelo
Al Pietrangelo
President and CEO